As filed with the Securities and Exchange Commission on June 27, 2011

Registration Nos. 2-75503, 811-03364

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	(X)

Pre-Effective Amendment No.	( )
Post-Effective Amendment No. 115	(X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	(X)
OF 1940

Amendment No. 115	(X)

MAXIM SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

8515 E. Orchard Road

Greenwood Village, Colorado 80111

Registrant’s Telephone Number, including Area Code: (866) 831-7129

Mitchell T.G. Graye

President and Chief Executive Officer

Maxim Series Fund, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices)

(Name and Address of Agent for Service)

Copies of Communications to:

Ann B. Furman, Esq.

Jorden Burt LLP

1025 Thomas Jefferson Street, N. W.

Suite 400 East

Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

             immediately upon filing pursuant to paragraph (b) of Rule 485

             on                     , pursuant to paragraph (b) of Rule 485

      x     60 days after filing, pursuant to paragraph (a)(1) of Rule 485

             on                     , pursuant to paragraph (a)(1) of Rule 485

             75 days after filing, pursuant to paragraph (a)(2) of Rule 485

             on                     , pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

             this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A is being filed under Rule 485(a)(1) under the Securities Act of 1933, as amended, for the purpose of updating the prospectus for the Maxim Putnam High Yield Bond Portfolio. This Post-Effective Amendment No. 115 is not intended to amend or delete any part of the Registration Statement, except as specifically noted herein.

MAXIM SERIES FUND, INC.

Maxim Putnam High Yield Bond Portfolio

Initial Class Ticker: MXHYX

(the “Portfolio”)

8515 East Orchard Road

Greenwood Village, CO 80111

(866) 831-7129

This Prospectus describes one of 60 portfolios of Maxim Series Fund, Inc. (the “Fund”), an open-end management investment company. The Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Portfolio has two classes of shares – Initial Class and Class L. GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to the Portfolio.

The Fund may sell Portfolio shares to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (“variable insurance contracts”), to individual retirement account (“IRA”) custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. Therefore, you cannot purchase shares of the Portfolio directly; rather you must own a variable insurance contract or IRA or participate in a qualified retirement plan or college savings program that makes the Portfolio available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is August 26, 2011

Portfolio Summary

Investment Objective

The Portfolio seeks to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses shown would be higher.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees	1.10%	1.10%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.10%	1.35%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 119.90% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor's or below Baa by Moody's Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

High Yield Securities Risk – High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk – An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.

Sector Risk - Sector risk is a possibility that certain sectors of the economy (such as financial services, health or technology) may underperform other sectors or the market as a whole.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies.

Liquidity Risk - The fixed income securities and bank loans in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk – Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the performance of the Portfolio’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to the Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance contract, IRA, qualified retirement plan or college savings program. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	23.67%
Worst Quarter	December 2008	-22.98%

Average Annual Total Returns for Periods Ended December 31, 2010

	One Year	Five Years	Since Inception (5/01/2003)
Initial Class	13.80%	5.12%	6.05%
Class L*	13.80%	5.12%	6.05%
J.P. Morgan High Yield Developed Index (reflects no deduction for fees, expenses or taxes)	14.86%	8.87%	9.29%

*Class L shares are new and had not commenced operations as of the date of this Prospectus. For the periods prior to the commencement of operations of Class L shares, the performance information shown above is for the Portfolio’s Initial Class shares and has not been adjusted to reflect the expenses of the Class L shares. Initial Class and Class L shares invest in the same portfolio of securities and will have substantially similar annual returns, except to the extent that the expenses borne by each share class differ. Class L shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets).

Investment Adviser

MCM

Sub-Adviser

Putnam Investment Management, LLC

Portfolio Managers

Name	Title	Length of Service as Manager of Portfolio
Paul D. Scanlon, CFA	Co-Head of Fixed Income - Team Leader, High Yield Portfolio Manager	2009
Norman Boucher	Portfolio Manager	2009
Robert Salvin	Portfolio Manager	2009

Purchase and Sale of Portfolio Shares

Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable insurance contract owners. Similarly, qualified retirement plan sponsors and administrators and college savings program investment managers purchase and redeem Portfolio shares based on orders received from participants. Custodians or trustees of IRAs place orders to purchase and redeem shares of the Portfolio through GWL&A. Please contact your registered representative, qualified retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming Portfolio shares. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by tax law, the Portfolio will not pay federal income taxes on dividends or capital gains. Insurance company separate accounts, qualified retirement plans, IRAs, and college savings programs generally are not subject to federal income tax on any Portfolio distributions. Owners of variable insurance contracts, qualified retirement plan participants, and IRA owners are also not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable insurance contract, qualified retirement plan, or IRA. Distributions from a college savings program are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for variable insurance contracts, IRAs, qualified retirement plans, and college savings programs. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company considers in including the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that a broker-dealer or other financial intermediary considers in including the Portfolio as an investment option under an IRA, qualified retirement plan or college savings program. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable insurance contract prospectus for more information.

Management and Organization

Investment Adviser

MCM provides investment advisory, accounting and administrative services to the Fund and is the investment adviser of the Portfolio. MCM is registered as an investment adviser under the Investment Advisers Act of 1940. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. As of December 31, 2010, MCM provides investment management services for mutual funds and other investment portfolios representing assets of almost $10.3 billion. MCM and its affiliates have been providing investment management services since 1969.

Advisory Fees

For its services, MCM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.10% of the Portfolio’s average daily net assets. MCM is responsible for all expenses incurred in performing the services set forth in the investment advisory agreement and all other expenses, except that the Portfolio shall pay all distribution and other expenses incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class L shares, and any extraordinary expenses, including litigation costs.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with MCM and sub-advisory agreement with the Sub-Adviser is available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2010, and will be available in the Portfolio’s Semi-Annual Report to shareholders for the period ended June 30, 2011.

Sub-Adviser

The Fund operates under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits MCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the Portfolio all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Portfolio.

The Sub-Adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. MCM, in turn, pays sub-advisory fees to the Sub-Adviser for its services. The following is additional information regarding the Sub-Adviser:

Putnam Investment Management, LLC (“Putnam”) is a Delaware limited liability company and is registered as an investment adviser with the SEC. Its principal business address is One Post Office Square, Boston, Massachusetts 02109. Putnam is an affiliate of MCM and GWL&A. Putnam is an indirect wholly owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to MCM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Putnam has managed mutual funds since 1937.

The portfolio management team for the Portfolio is led by Paul D. Scanlon, Co-Head of Fixed Income and the Team Leader for the Putnam High Yield Team. Messrs. Norman Boucher and Robert Salvin are also Portfolio Managers that manage the Portfolio.

Mr. Scanlon, a CFA charter holder has been with Putnam since 1999, and has been in the investment industry since 1986. Mr. Boucher joined Putnam in 1998 as an Analyst and served as a Portfolio Manager in the Putnam U.S. High Yield group before moving to Putnam’s London office to manage the European high-yield portfolios. Mr. Boucher rejoined the U.S. High Yield team in 2005 and has been in the investment industry since 1985. Mr. Salvin has been in the investment industry since 1986 and joined Putnam in 2000. Messrs. Scanlon, Boucher and Salvin also manage other Putnam Funds managed by Putnam or an affiliate.

Please see the Statement of Additional Information (“SAI”) for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

More Information About the Portfolio

Principal Investment Strategies

The principal investment strategies of the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor's or below Baa by Moody's Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Portfolio may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Portfolio. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the US. Government or its agencies or instrumentalities, no more than 5% of the total assets of the Portfolio will be invested in the assets of any one issuer. No more than 25% of the total assets of the Portfolio will be invested in any one industry, as defined by the Sub-Adviser.

Principal Investment Risks

The principal investment risks associated with investing in the Portfolio are summarized in the “Portfolio Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are described below.

High Yield Securities Risk – High yield-high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.

Credit Risk – An issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.

Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid. The Portfolio may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Portfolio.

Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Sector Risk - Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Portfolio’s holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Foreign Securities Risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging markets countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Portfolio to lose money on investments denominated in foreign currencies. The Portfolio accrues additional expenses when engaging in currency exchange transactions, and valuation of the Portfolio’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. Dollar) and the security must be considered.

Liquidity Risk - The fixed income securities and bank loans in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Derivative Risk - A derivative contract would obligate or entitle the Portfolio to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Portfolio’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Portfolio is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Benchmark Index

The Portfolio’s benchmark is the J.P. Morgan High Yield Developed Index. The J.P. Morgan High Yield Developed Index is an unmanaged index of high yield fixed income securities issued in developed countries.

More Information About the Portfolio’s Investments

The Sub-Adviser manages other mutual funds having similar names and investment objectives as the Portfolio. While the Portfolio may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolio is not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and the Portfolio may differ substantially.

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Fixed Income Securities

The Portfolio will normally invest at least 80% of its assets in fixed income securities. Therefore, the return on your investment will be based primarily on the risks and rewards of fixed income securities.

Fixed income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Fixed income securities include corporate bonds, mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, repurchase agreements, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in the Portfolio's investment strategies.

In general, the price of a fixed income security can rise when interest rates fall, and vice versa. Fixed income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Securities with longer maturities are generally more sensitive to interest rate changes than securities with shorter maturities. This sensitivity to interest rates is also referred to as “interest rate risk.”

Fixed income obligations are rated based on their estimated credit risks by independent services such as S&P and Moody’s. “Credit risk” relates to the issuer’s ability to make payments of principal and interest when due.

The lower a fixed income security’s quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Fixed income securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term fixed income securities in one of the two highest rating categories assigned to short-term fixed income securities.

Fixed income securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds.” These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value.

Equity Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in equity securities. Accordingly, you also should be aware of the risks associated with equity securities investments.

Common stocks represent partial ownership in a company and entitle stockholders to share in the company’s profits (or losses). Common stocks also entitle the holder to share in any of the company’s dividends. The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. A stock’s value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

Foreign Securities

The Portfolio may, in a manner consistent with its investment objectives and policies, invest in foreign securities. Accordingly, you also should be aware of the risks associated with foreign securities investments.

Securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. Government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause the Portfolio to lose money when converting investments from foreign currencies into U.S. Dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject the Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of “emerging market” countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

Derivatives

The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as “derivative” transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject the Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are “marked to market” daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer’s demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If the Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for the Portfolio to lose more than its original investment in a derivative transaction. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Money Market Instruments

Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies and instrumentalities. However, the U.S. Government does not guarantee the net asset value of Portfolio shares. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Temporary Investment Strategies

The Portfolio may hold cash or cash equivalents and may invest up to 100% of its assets in money market instruments, as deemed appropriate by MCM or the Sub-Adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should the Portfolio take this action, it may not achieve its investment objective.

Securities Lending

Although not considered to be a principal investment strategy at this time, the Portfolio may lend its securities to broker-dealers and financial institutions to realize additional income. The Portfolio will not lend securities or other assets if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties. When the Portfolio loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

Underlying Fund Risk

Certain asset allocation portfolios that are series of the Fund are permitted to invest in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio's performance if the Portfolio is required to sell securities or invest cash at times when it otherwise would not do so. This activity could also increase the Portfolio’s transaction costs.

Other Risk Factors Associated with the Portfolio

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions have added to the risk of short-term volatility of the Portfolio. While many market analysts have stated that the markets have generally begun to stabilize, there can be no assurance that adverse market conditions will not return.

In addition, the fixed income markets experienced a period of extreme volatility which negatively impacted market liquidity conditions. As a result, fixed income instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. While signs of economic recovery are beginning to emerge in certain areas, any continuance or reoccurrence of negative market conditions could have an adverse effect on the Portfolio’s investments and negatively impact the Portfolio’s ability to sell the fixed income securities in which it invests or to find and purchase suitable fixed income instruments.

The recent instability in the financial markets led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. In addition, new proposals for legislation continue to be introduced that could further substantially increase regulation of or changes to certain industries and/or impose restrictions on the operations and general ability of firms within the industry to conduct business consistent with historic practices. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Portfolio’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets continue to be unclear, and any such program may have positive or negative effects on the liquidity, valuation and performance of the Portfolios’ investment holdings.

There is no guarantee that the Portfolio will achieve its objective. The Portfolio should not be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of the Portfolio.

A complete listing of the Portfolio’s investment limitations and more detailed information about its investment policies and practices are contained in the SAI.

Shareholder Information

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Fund may sell Portfolio shares to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable insurance contracts. The Fund may also sell Portfolio shares to IRA custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation portfolios that are series of the Fund. In the future, shares of the Portfolio may be used to fund other variable insurance contracts offered by GWL&A, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable insurance contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, or during any period when the SEC has by order permitted a suspension of redemptions for the protection of shareholders, the time at which the net asset value is calculated may differ. To the extent that the Portfolio’s assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio’s assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Portfolio to allocate assets properly.

The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Portfolio’s judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Portfolio determines the net asset value as of valuation time, and therefore, the Portfolio may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Directors believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

Net asset value for the Portfolio is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio’s outstanding shares.

Exchanging Shares

Participants in qualified retirement plans and college savings programs and IRA owners whose plan, program or IRA purchased shares of the Portfolio on their behalf may, in accordance with the applicable IRA, qualified retirement plan or college savings program rules, exchange shares of the Portfolio.

The Portfolio may refuse exchange purchases by any person or group if, in MCM’s judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses) to shareholders as dividends semi-annually. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Portfolio at net asset value.

Frequent Purchases and Redemptions of Portfolio Shares

The Portfolio is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolio. (As used in this section, “shareholders” include individual holders of variable insurance contracts investing in the Portfolio through subaccount units, IRA owners, qualified retirement plan participants, and college savings program participants.) Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of Portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

Market timing in portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a portfolio's international portfolio securities trade and the time as of which the portfolio's net asset value is calculated. Market timing in portfolios investing significantly in high yield or junk bonds may occur if market prices are not readily available for a portfolio's junk bond holdings. Market timers may purchase shares of a portfolio based on events occurring after foreign market closing prices are established but before calculation of the portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a portfolio.

The Fund maintains policies and procedures, approved by the Board of Directors, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Fund has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Portfolio securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which Portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Portfolio that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

The Fund has entered into agreements with financial intermediaries that are designees of separate accounts, IRAs, qualified retirement plans and college savings programs (“record keepers”) that require the record keepers to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. The Fund will rely on the record keepers to identify and notify shareholders who have engaged in frequent or excessive trading.

Pursuant to these agreements, the record keepers have agreed to identify any shareholder who initiates a transfer into the Portfolio, then initiates a transfer out of the Portfolio within a thirty (30) day calendar period (a “round trip”) and notify such shareholder that a second round trip within the Portfolio will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Portfolio made with new assets contributed or rolled into the shareholder’s account) into the Portfolio for a thirty (30) day period. In addition, if the Portfolio identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Portfolio may provide written direction to the record keeper to implement special restrictions on such shareholder.

The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Portfolio. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolio or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolio and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts. The Portfolio typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, IRAs, qualified retirement plans, college savings programs and variable insurance contracts have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above. To the extent the Portfolio does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolio may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Portfolio.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Code. The Portfolio intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

The Portfolio is currently not subject to tax. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Code. The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the qualifying income requirement (e.g., 90 percent of a regulated investment company’s gross income must derive from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the regulated investment company pays a monetary penalty. It also provides a special rule for a de minimis asset test failure and a cure for other asset test failures if the failures are due to reasonable cause and not willful neglect and the regulated investment company pays a monetary fine.

If the Portfolio does not meet the Code requirements and does not satisfy the cure provisions and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable insurance contract through which you invest in the Portfolio or the terms of your IRA, qualified retirement plan or college savings program. For more information, please refer to the applicable prospectus and/or disclosure documents for that variable insurance contract, IRA, qualified retirement plan or college savings program.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Share Classes

The Portfolio has two classes of shares, Initial Class and Class L shares. Each class is identical except that Class L shares have a distribution or “Rule 12b-1” plan which is described below.

Class L Distribution and Service Plan

The Portfolio has adopted a distribution and service or “Rule 12b-1” plan for its Class L shares. The plan allows the Class L shares of the Portfolio to compensate GWFS Equities, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The Distributor may spend these payments on any activities or expenses primarily intended to result in the sales of Class L shares of the Portfolio and/or for providing or arranging for the provision of services to the Portfolio’s Class L shareholders. Only IRA custodians or trustees may purchase Class L shares.

The distribution and service plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Portfolio). Because these fees are paid out of Class L’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Cash and Non-Cash Incentive Arrangements

GWL&A, the Distributor, and/or their affiliates (for purposes of this section only, “GWL&A affiliates”), out of their own resources and without additional cost to the Portfolios, may contribute to various cash and non-cash incentive arrangements to promote the sale of Portfolio shares. These arrangements will be made available to registered representatives associated with the Distributor. The GWL&A affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the GWL&A affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive arrangements may vary depending on the arrangement in place at any particular time. The cash incentive payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Portfolio attributable to IRA owners, qualified retirement plan participants, and variable insurance contract owners. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Portfolio instead of other funds where payments are not received. Similarly, the receipt of such payments could create an incentive for a registered representative to recommend certain variable insurance contracts or investment options under the contracts instead of other variable insurance contracts or investment options, which may not necessarily be to your benefit. You may ask your registered representative or qualified retirement plan sponsor for details about any compensation received in connection with the sale of Portfolio shares.

Other Payments to Financial Intermediaries

GWL&A and/or its affiliates (collectively, the “GWL&A Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Portfolio. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, and/or access to an intermediary’s personnel and other factors. Such payments are paid from GFG’s legitimate profits and other financial resources (not from the Portfolio) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.

Sale of Portfolio shares, and/or shares of other mutual funds affiliated with the Fund, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

GFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Portfolio or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.

GWL&A Administrative Services Agreement

Effective January 1, 2006, MCM entered into an Administrative Services Agreement with its parent, GWL&A, pursuant to which GWL&A provides recordkeeping and administrative services to the qualified employee benefit or retirement plans and insurance company separate accounts (“Account Holders”) which invest their assets in the Fund. The services provided by GWL&A include (1) maintaining a record of the number of Fund and Portfolio shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund and/or Portfolio shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying MCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by MCM or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for MCM or the Fund. For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the portfolios for which GWL&A provides services.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Portfolio's performance and other information.

Financial Highlights

The financial highlights table presented below is intended to help you understand the financial performance of the Portfolio’s Initial Class for the past five years. Certain information reflects financial results for a single Portfolio (Initial Class) share. No financial information is presented for the Portfolio’s Class L shares, which had not commenced operations as of the date of this Prospectus. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such expenses were included, total returns would be lower. The information has been derived from financial statements audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Portfolio’s financial statements, are included in the Portfolio’s Annual Report, which is available upon request.

Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

	Year Ended December 31,
	2010		2009	2008	2007	2006

Net Asset Value, Beginning of Period	$7.59	$	5.55	$9.59	$10.34	$10.05

Income from Investment Operations

Net investment income	0.59		0.75	1.11	0.76	0.70
Net realized and unrealized gain (loss)	0.42		2.03	(4.03)	(0.72)	0.29

Total Income (Loss) From Investment Operations	1.01		2.78	(2.92)	0.04	0.99

Less Distributions

From net investment income	(0.59)		(0.74)	(1.12)	(0.75)	(0.70)
From net realized gains					(0.04)

Total Distributions	(0.59)		(0.74)	(1.12)	(0.79)	(0.70)

Net Asset Value, End of Period	$8.01	$	7.59	$5.55	$9.59	$10.34

Total Return ±	13.80%		51.21%	(32.37% )	0.19%	10.12%

Net Assets, End of Period ($000)	$83,555	$	78,379	$64,458	$174,392	$162,285

Ratio of Expenses to Average Net Assets	1.10%		1.10%	1.10%	1.10%	1.10%

Ratio of Net Investment Income to Average Net Assets	7.82%		10.28%	9.59%	7.50%	6.86%

Portfolio Turnover Rate	119.90%		141.60%	83.22%	73.83%	80.70%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

Additional Information

The SAI contains more details about the investment policies, practices and limitations of the Portfolio. A current SAI is on file with the SEC and is incorporated into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolio’s investments is available in the Portfolio’s Annual and Semi-Annual Reports to shareholders. In the Portfolio’s Annual Report, you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. Semi-Annual Reports for the Portfolio include unaudited financial statements.

For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Portfolio, call 1-866-831-7129. The Fund’s web site is www.maximfunds.com. The SAI, Annual, and Semi-Annual Reports are available on the web site.

The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolio, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.

This Prospectus should be read

and retained for future reference.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Amendment and Restatement are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503). Articles Supplementary and Articles of Amendment are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(b) Amended and Restated Bylaws are incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File No. 2-75503).

(c) Not Applicable.

(d)(1) Investment Advisory Agreement and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999 (File No. 2-75503), Post-Effective Amendment No. 76 filed on April 26, 2002 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503), Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503), Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503), and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Investment Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(d)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(d)(4) Form of Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim Index 600, Maxim S&P 500® Index, Maxim S&P MidCap 400®, and Maxim International Index Portfolios and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to its Registration Statement filed on April 11, 2003 (File No. 2-75503), Post-Effective Amendment No. 80 filed on June 30, 2003 (File No. 2-75503), Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503), and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(d)(5) Sub-Advisory Agreement on behalf of Maxim Invesco ADR Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503), and Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(d)(6) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001 (File No. 2-75503).

(d)(7) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity/Income Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503), Post-Effective Amendment No. 83 filed on August 4, 2004 (File No. 2-75503), and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503).

(d)(8) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998 (File No. 2-75503), Post-Effective Amendment No. 72 filed on April 27, 2001 (File No. 2-75503), and Post-Effective Amendment No. 78 filed on April 11, 2003 (File No. 2-75503).

(d)(9) Sub-Advisory Agreement on behalf of Maxim MFS International Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(10) Sub-Advisory Agreement on behalf of Maxim Federated Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503).

(d)(11) Form of Sub-Advisory Agreement on behalf of Maxim Janus Large Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 80 to the Registration Statement filed on June 30, 2003 (File No. 2-75503) and Post-Effective Amendment No. 82 filed on April 30, 2004 (File No. 2-75503).

(d)(12) Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Growth Portfolio and amendments thereto are incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503) and Post-Effective Amendment No. 93 filed on April 28, 2008 (File No. 2-75503).

(d)(13) Form of Sub-Advisory Agreement on behalf of Maxim MFS International Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to its Registration Statement filed on October 30, 2009 (File No. 2-75503).

(d)(14) Form of Sub-Advisory Agreement on behalf of Maxim Global Bond Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(d)(15) Form of Sub-Advisory Agreement on behalf of Maxim Putnam High Yield Bond Portfolio and Maxim Putnam Equity Income Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to its Registration Statement filed on October 30, 2009 (File No. 2-75503). Amendment to Sub-Advisory Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(d)(16) Form of Sub-Advisory Agreement on behalf of Maxim Small-Cap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503), and Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(d)(17) Form of Sub-Advisory Agreement on behalf of Maxim MidCap Value Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(d)(18) Form of Sub-Advisory Agreement on behalf of Maxim American Century Growth Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(e)(1)(a) Form of Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(e)(1)(b) Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Amendments to Principal Underwriting Agreement are incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503) and Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(e)(2) Form of Class T1 Services Agreement for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Form of Class G1 Services Agreement for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Form of Class L Services Agreement for the Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Revised form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(f) Not Applicable.

(g) Custody Agreements with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001 (File No. 2-75503).

(h)(1) Securities Lending Agreement with The Bank of New York Mellon is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 filed on March 1, 2002 (File No. 2-75503).

(h)(2) Rule 22c-2 Shareholder Information Agreement between the Fund and GWFS Equities, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration Statement filed on May 1, 2007 (File No. 2-75503). Form of Amendment to Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i) Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. is incorporated by reference to the exhibits to Registrant’s Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000 (File No. 2-75503).

(i)(2) Legal Opinion with respect to the Lifetime Asset Allocation Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)(3) Legal Opinion with respect to the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime 2015, 2025, 2035, 2045 and 2055 Portfolios is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).

(i)(4) Legal Opinion with respect to the Maxim SecureFoundation Lifetime 2020, 2030, 2040 and 2050 Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(5) Legal Opinion with respect to the Maxim S&P MidCap 400® Index Portfolio and Maxim International Index Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(6) Legal Opinion with respect to the Class L shares of the Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)(7) Legal Opinion with respect to the Maxim American Century Growth Portfolio and Maxim Putnam Equity Income Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(j) Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm, is filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Form of Class T1 Distribution Plan under Rule 12b-1 for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503). Form of Class G1 Distribution Plan under Rule 12b-1 for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended form of Class L Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503). Agreement Pursuant to the Class T1 Distribution Plan for the Maxim Lifetime Portfolios is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Agreement Pursuant to the Class G1 Distribution Plan for the Maxim SecureFoundation Portfolios is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class G1 Distribution Plan for the Maxim SecureFoundation Portfolios is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Agreement Pursuant to the Class L Distribution and Service Plan for the Maxim S&P MidCap 400® Index Portfolio and Maxim International Index Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amendment to Agreement Pursuant to the Class L Distribution and Service Plan is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(n) Rule 18f-3 Plan for the Maxim Lifetime Portfolios (Classes T, T1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010

(File No. 2-75503). Rule 18f-3 Plan for the Maxim SecureFoundation Balanced Portfolio and Maxim SecureFoundation Lifetime Portfolios (Classes G, G1 and L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Rule 18f-3 Plan for the Maxim S&P MidCap 400® Index Portfolio and Maxim International Index Portfolio is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503). Amended Rule 18f-3 Plan for certain Portfolios (Initial Class and Class L) is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(o) Reserved.

(p)(1) Code of Ethics for the Fund’s principal underwriter is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).

(p)(2) Code of Ethics for Ariel Investments, LLC is incorporated by reference to Post-Effective Amendment No. 38 to Ariel Investment Trust’s Registration Statement filed on January 28, 2009 (File No. 33-7699).

(p)(3) Code of Ethics for the Bank of New York and Mellon Capital Management Corporation is incorporated by reference to Pre-Effective Amendment No. 2 to Realty Fund’s Registration Statement filed on September 20, 2007 (File No. 333-142156).

(p)(4) Code of Ethics for Invesco Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 42 to AIM International Mutual Funds’ Registration Statement filed on February 25, 2009 (File No. 33-44611).

(p)(5) Revised Code of Ethics for Loomis, Sayles & Company, L.P. is incorporated by reference to Post-Effective Amendment No. 52 to the Loomis Sayles Funds II’s Registration Statement filed on December 3, 2008 (File No. 33-39133).

(p)(6) Code of Ethics for T. Rowe Price Group is incorporated by reference to Post-Effective Amendment No. 34 to T. Rowe Price Institutional International Fund, Inc.’s Registration Statement filed on February 26, 2009 (File No. 33-29697).

(p)(7) Code of Ethics for Massachusetts Financial Services Company is incorporated by reference to Post-Effective Amendment No. 40 to MFS Series Trust III’s Registration Statement filed on March 29, 2007 (File No. 2-60491).

(p)(8) Code of Ethics for Access Persons (Federated Investors, Inc.) is incorporated by reference to Post-Effective Amendment No. 103 to Money Market Obligation Trust’s Registration Statement filed on February 27, 2009 (File No. 33-31602).

(p)(9) Code of Ethics for Janus Capital Management LLC is incorporated by reference to the exhibits to Post-Effective Amendment No. 53 to Janus Adviser Series’ Registration Statement filed on December 31, 2008 (File No. 333-33978).

(p)(10) Code of Ethics for Silvant Capital Management LLC is incorporated by reference to Post-Effective Amendment No. 67 to Ridgeworth Funds’ (formerly, STI Classic Funds) Registration Statement filed on May 30, 2007 (File No. 33-45671).

(p)(11) Code of Ethics for Franklin Templeton Investments is incorporated by reference to Post-Effective Amendment No. 30 to Franklin Templeton Global Trust filed February 26, 2009 (File No. 33-01212).

(p)(12) Code of Ethics for Putnam Investment Management, LLC and amendments thereto are incorporated by reference to Post-Effective Amendment No. 93 to Putnam Funds Trust filed June 26, 2009 (File No. 333-00515).

(p)(13) Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 92 to its Registration Statement filed on March 20, 2008 (File No. 2-75503).

(p)(14) Code of Ethics for American Century Investments is incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement of American Century California Tax-Free and Municipal Funds filed on December 29, 2010 (File No. 2-82734).

(p)(15) Maxim Series Fund, Inc. and GW Capital Management, LLC Code of Ethics for Access Persons is incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

Power of Attorney for Mr. Zisman is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-75503). Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-75503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-75503).

Item 29.	Persons Controlled by or Under Common Control with the Fund (as of December 31, 2010)

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais

99.999% - Pansolo Holding Inc.

100% - 3876357 Canada Inc.

100% - 3439496 Canada Inc.

100% - Capucines Investments Corporation

  32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)

 94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)

 53.70% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of December 31, 2010 409,776,632 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 898,324,352.

Pansolo Holding Inc. owns directly 15,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 18,892,953 or 2.1 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.53%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.70% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 61.21%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.08% - Power Financial Corporation

68.34% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. Inc.

100.0% - GWL&A Financial Inc.

60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

60.0% - Great-West Life & Annuity Insurance Capital, LLC

60.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - Great-West Life & Annuity Insurance Company

100.0% - First Great-West Life & Annuity Insurance Company

100.0% - Advised Assets Group, LLC

100.0% - GWFS Equities, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina

100.0% - Emjay Corporation

100.0% - FASCore, LLC

  50.0% - Westkin Properties Ltd.

  73.30% - Maxim Series Fund, Inc.

100.0% - GW Capital Management, LLC

100.0% - Orchard Trust Company, LLC

100.0% - Lottery Receivable Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Singer Collateral Trust IV

100.0% - Singer Collateral Trust V

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.08% - Power Financial Corporation

68.34% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100% - Great-West Lifeco U.S., Inc.

100% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing Inc.

100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings, LLC

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company (NH)

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam U.S. Holdings I, LLC

100.0% - Putnam Retail Management GP, Inc.

99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

80.0% - PanAgora Asset Management, Inc.

100.0% -Putnam GP Inc.

100.0% - PII Holdings, Inc.

99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)

100.0% - Putnam Investment Holdings, LLC

  100.0% - Savings Investments, LLC

  100.0% - Putnam Aviation Holdings, LLC

  100.0% - Putnam Capital, LLC

    80.0% - TH Lee Putnam Capital Management, LLC

100.0% - Putnam International Holdings LLC

100.0% - Putnam Investments Inc. (Canada)

100.0% - Putnam Investments (Ireland) Limited

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Securities Co., Ltd. (Japan)

100.0% - Putnam International Distributors, Ltd. (Cayman)

100.0% - Putnam Investments Argentina S.A.

  100.0% - Putnam Investments (Asia) Limited

100.0% - Putnam Investments Limited (U.K.)

100.0% - New Flag UK Holdings Limited

  100.0% - New Flag Asset Management Limited (UK)

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.08% - Power Financial Corporation

  68.34% - Great-West Lifeco Inc.

 100.0% - 2142540 Ontario Inc.

100.0% - Great-West Lifeco Finance (Delaware) LP

100.0% - Great-West Lifeco Finance (Delaware) LLC

100.0% - 2023308 Ontario Inc.

  100.0% - Great-West Life & Annuity Insurance Capital, LP

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

40.0% - Great-West Life & Annuity Insurance Capital, LLC

 100.0% - Great-West Life & Annuity Insurance Capital, LP II

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

40.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - 2171866 Ontario Inc

100.0% - Great-West Lifeco Finance (Delaware) LP II

100.0% - Great-West Lifeco Finance (Delaware) LLC II

100.0% - 2023310 Ontario Inc.

100.0% - 2023311 Ontario Inc.

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - The Great-West Life Assurance Company

71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

100.0% - Great-West Investors GP Inc.

100.0% - Great-West Investors LP

100.0% - T.H. Lee Interests

100.0% - GWL Realty Advisors Inc.

100.0% - GWL Realty Advisors U.S., Inc.

100.0% - RA Real Estate Inc.

0.1% RMA Real Estate LP

100.0% - Vertica Resident Services Inc.

100.0% - GWL Investment Management Ltd.

100.0% - London Capital Management Ltd.

100.0% - Laketon Investment Management Ltd.

100.0% - 801611 Ontario Limited

100.0% - 118050 Canada Inc.

100.0% - 1213763 Ontario Inc.

99.9% - Riverside II Limited Partnership

  70.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

100.0% - The Owner: Condominium Plan No 8510578

  50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

  65.0% - The Walmer Road Limited Partnership

  50.0% - Laurier House Apartments Limited

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

0.1% - Riverside II Limited Partnership

100.0% - High Park Bayview Inc.

  75.0% - High Park Bayview Limited Partnership

  5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100.0% - 647679 B.C. Ltd.

100.0% - Red Mile Acquisitions Inc.

  70.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

  70.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd.

(50%) and 1214931 Alberta Ltd. (50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

  70.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

  70.0% - KS Village (Millstream) Inc.

  70.0% - 0726861 B.C. Ltd.

  70.0% - Trop Beau Developments Limited

  70.0% - Kelowna Central Park Properties Ltd.

  70.0% - Kelowna Central Park Phase II Properties Ltd.

  40.0% - PVS Preferred Vision Services

100.0% - London Insurance Group Inc.

100.0% - Trivest Insurance Network Limited

100.0% - London Life Insurance Company

100.00% - 1542775 Alberta Ltd.

100.0% - 0813212 B.C. Ltd.

  30.0% - Kings Cross Shopping Centre Ltd.

  30.0% - 0726861 B.C. Ltd.

  30.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

  30.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

30.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 3853071 Canada Limited

  50.0% - Laurier House Apartments Limited

  30.0% - Kelowna Central Park Properties Ltd.

  30.0% - Kelowna Central Park Phase II Properties Ltd.

  30.0% - Trop Beau Developments Limited

100.0% - 42969098 Canada Inc.

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

  35.0% - The Walmer Road Limited Partnership

100.0% - 177545 Canada Limited

100.0% - Lonlife Financial Services Limited

  88.0% - Neighborhood Dental Services Ltd.

100.0% - Toronto College Park Ltd.

    25.0% - High Park Bayview Limited Partnership

  30.0% - KS Village (Millstream) Inc.

100.0% - London Life Financial Corporation

89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)

100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)

100.0% - London Life & Casualty Reinsurance Corporation

100.0% - Trabaja Reinsurance Company Ltd.

100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

100.0% - London Life International Reinsurance Corporation

100.0% - London Life Reinsurance Company

100.0% - Canada Life Financial Corporation

100.0% - The Canada Life Assurance Company

100.0% - Canada Life Brasil LTDA

100.0% - Canada Life Capital Corporation, Inc.

100.0% - Canada Life International Holdings, Limited

100.0% - Canada Life International Services Limited

100.0% - Canada Life International, Limited

100.0% - CLI Institutional Limited

100.0% - Canada Life Irish Holding Company, Limited

100.0% - Lifescape Limited

100.0% - Setanta Asset Management Limited

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

78.67% - Canada Life Assurance Europe Limited

100.0% - Canada Life Europe Management Services, Limited

21.33% - Canada Life Assurance Europe Limited

100.0% - Canada Life Assurance (Ireland), Limited

100.0% - F.S.D. Investments, Limited

100.0% - Canada Life International Re, Limited

100.0% - Canada Life Reinsurance International, Ltd.

100.0% - Canada Life Reinsurance, Ltd.

100.0% - The Canada Life Group (U.K.), Limited

100.0% - Canada Life Pension Managers & Trustees, Limited

100.0% - Canada Life Asset Management Limited

100.0% - Canada Life European Real Estate Limited

100% - Hotel Operations (Walsall) Limited

100.0% - Canada Life Trustee Services (U.K.), Limited

100.0% - CLFIS (U.K.), Limited

100.0% - Canada Life, Limited

100.0% - Canada Life (U.K.), Limited

100.0% - Albany Life Assurance Company, Limited

100.0% - Canada Life Management (U.K.), Limited

100.0% - Canada Life Services (U.K.), Limited

100.0% - Canada Life Fund Managers (U.K.), Limited

100.0% - Canada Life Group Services (U.K.), Limited

100.0% - Canada Life Holdings (U.K.), Limited

100.0% - Canada Life Irish Operations, Limited

100.0% - Canada Life Ireland Holdings, Limited.

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)

100.0% - Canada Life Finance (U.K.), Limited

100.0% - CLH International Capital Management Hungary, Limited Liability   Company

100.0% - The Canada Life Insurance Company of Canada

  94.4% - MAM Holdings Inc. (5.6% owned by GWL)

100.0% - Mountain Asset Management LLC

100.0% - Quadrus Distribution Services Ltd.

100.0% - CL Capital Management (Canada), Inc.

100.0% - GRS Securities, Inc.

100.0% - 587443 Ontario, Inc.

100.0% - Canada Life Mortgage Services, Ltd.

100.0% - Adason Properties, Limited

  100.0% - Adason Realty, Ltd.

100.0% - Crown Life Insurance Company

D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.08% - Power Financial Corporation

56.96% - IGM Financial Inc.

100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - I.G. International Management Limited

100.0% - I.G. Investment Management (Hong Kong) Limited

100.0% - Investors Group Trust Co. Ltd.

100.0% - 391102 B.C. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - I.G. Investment Management, Ltd.

100% - Investors Group Corporate Class Inc.

100.0% - Investors Syndicate Property Corp.

19.63% - I.G. (Rockies) Corp.

100.0% - I.G. Investment Corp.

80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)

100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Financial Charitable Foundation

100.0% - Strategic Charitable Giving Foundation

100.0% - M.R.S. Inc.

100.0% - M.R.S. Correspondent Corporation

100.0% - M.R.S. Securities Services Inc.

100.0% - Execuhold Investment Limited

100.0% - Winfund Software Corp.

100.0% - M.R.S. Trust Company

100.0% - Anacle I Corporation

100.0% - Mackenzie M.E.F. Management Inc.

100.0% - Canterbury Common Inc.

100.0% - Mackenzie Cundill Investment (Bermuda) Ltd.

100.0% - Mackenzie Financial Capital Corporation

100.0% - Multi-Class Investment Corp.

100.0% - MSP 2007 GP Inc.

100.0% - MSP 2008 GP Inc.

100.0% - MSP 2009 GP Inc.

100.0% - MSP 2010 GP Inc.

100.0% - MMLP GP Inc.

94.21% - Investment Planning Counsel Inc.

100.0% - Investment Planning Counsel of Canada Limited

100.0% - IPC Investment Corporation

100.0% - 9132-2155 Quebec Inc.

100.0% - Alpha I Financial Inc.

100.0% - IPC Save Inc.

100.0% - 1275279 Ontario Inc.

50.0% - IPC Estate Services Inc.

50.0% - IPC Estate Services Inc.

100.0% - IPC Securities Corporation

91.36% - IPC Portfolio Services Inc.

100.0% - Counsel Portfolio Services Inc.

100% - Titan Funds Incorporated

100% - Partners in Planning Financial Group Ltd.

100% - Partners in Planning Financial Services Ltd.

100% - Partners in Planning Insurance Services Ltd.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

66.08% - Power Financial Corporation

100.0% - Power Financial Europe B.V.

50.0% - Parjointco N.V.

54.1% - Pargesa Holding SA

100.0% - Pargesa Netherlands B.V.

25.6% - Imerys

50.0% - Groupe Bruxelles Lambert

Capital

    7.1% - Suez Environment Company (1)

  21.1% - Lafarge (1)

    9.9% - Pernod Ricard (1)

    0.6% - Iberdrola (1)

    5.0% - Arkema (1)

100.0% - Belgian Securities BV

Capital

30.7% - Imerys (1)

100.0% - Brussels Securities

Capital

100.0% - Sagerpar

3.8% - Groupe Bruxelles Lambert

100.0% - GBL Overseas Finance NV

100.0% - GBL Treasury Center

Capital

100.0% - GBL Energy Sárl

Capital

4.0% - Total (1)

100.0% - GBL Verwaltung GmbH

100.0% - Immobilière Rue de Namur Sárl

100.0% - GBL Verwaltung Sàrl

Capital

100.0% - GBL Investments Limited

100.0% - GBL R

  5.2% - GDF SUEZ (1)

43.0% - ECP 1

42.4% - ECP 2

100.0% - ECP3

100.0% - Pargesa Compagnie S.A.

100.0% - Pargesa Netherlands BV

100.0% - SFPG

(1) Based on Company’s published capital as of November 30, 2010

F.	Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada

100.0% - Square Victoria Communications Group Inc.

100.0% - Gesca Ltée

100.0% - La Presse ltée

100.0% - Gesca Ventes Média Ltée

100.0% - Gesca Numérique Ltée

100.0% - 3855082 Canada Inc.

100.0% - Cyberpresse inc.

100.0% - 6645119 Canada Inc.

100.0% - Les Éditions La Presse II Inc.

100.0% - 3819787 Canada Inc.

100.0% - 3834310 Canada Inc.

20.0% - 3859282 Canada Inc.

100.0% - Square Victoria Digital Properties inc.

100.0% - 4400046 Canada Inc.

66.77% - 9059-2114 Québec Inc.

97.5% - DuProprio Inc.

100% - VR Estates Inc.

100% - 0757075 B.C. Ltd.

0.1% - Lower Mainland Comfree LP

99.9% - Lower Mainland Comfree LP

100% - Comfree Commission Free Realty Inc.

100.0% - Les Productions La Presse Télé Ltée

100.0% - La Presse Télé Ltée

100.0% - La Presse Télé II Ltée

100.0% - La Presse Télé III Ltée

100.0% - Les Éditions Gesca Ltée

100.0% - Groupe Espaces Inc.

100.0% - Les Éditions La Presse Ltée

100.0% - (W.illi.am) 6657443 Canada Inc.

  9.0% - Acquisio Inc.

  50.0% - Workopolis Canada

  25.0% - Olive Média

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Corporation (International) Limited

99.9% - Power Pacific Corporation Limited

25.0% - Barrick Power Gold Corporation of China Limited

100.0% - Power Pacific Mauritius Limited

7.6% - Vimicro

0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited

4.3% - CITIC Pacific Limited

5.8% - Yaolan Limited

100.0% - Power Communications Inc.

0.1% - Power Pacific Corporation Limited

H.	Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

100.0% - Power Tek, LLC

100% - 3540529 Canada Inc.

100.0% - Gelprim Inc.

100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.

100.0% - Victoria Square Ventures Inc.

  20.59% - Bellus Health Inc.

100.0% - Power Communications Inc.

100.0% - Brazeau River Resources Investments Inc.

100.0% - Communications BP S.A.R.L

100.0% - PCC Industrial (1993) Corporation

100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.

100% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

100.0% - Power Corporation of Canada Inc.

100.0% - Square Victoria Real Estate Inc.

100.0% - PL S.A.

100.0% - 4190297 Canada Inc.

100% Sagard Capital Partners Management Corp.

  82.0% - Sagard S.A.S.

100.0% - Marquette Communications (1997) Corporation

    3.62% - Mitel Networks Corporation

100.0% - 4507037 Canada Inc.

100.0% - 4524781 Canada Inc.

100.0% - 4524799 Canada Inc.

100.0% - 4524802 Canada Inc.

I.	Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - 4400020 Canada Inc.

100.0% - 4507045 Canada Inc.

100.0% - 4507088 Canada Inc.

100.0% - Power Financial Capital Corporation

Item 30.	Indemnification

Registrant’s Articles of Incorporation provides as follows:

Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.

The General Corporation Laws of the State of Maryland provides:

Indemnification of directors, officers, employees, and agents

(a) Definitions. — In this section the following words have the meanings indicated.

(1) “Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

(2) “Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(3) “Expenses” include attorney’s fees.

(4) “Official capacity” means the following:

(i) When used with respect to a director, the office of director in the corporation; and

(ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

(iii) “Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

(5) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(6) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(b) Permitted indemnification of director. –

(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

(i) The act or omission of the director was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The director actually received an improper personal benefit in money, property, or services; or

(iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

(ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

(3) (i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

(ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

(4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

(i) For a proceeding brought to enforce indemnification under this section; or

(ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c) No indemnification of director liable for improper personal benefit. — A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d) Required indemnification against expenses incurred in successful defense. — Unless limited by the charter:

(1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

(2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

(i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

(3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director’s liability took place.

(e) Determination that indemnification is proper. –

(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

(2) Such determination shall be made:

(i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

(iii) By the stockholders.

(3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

(4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

(f) Payment of expenses in advance of final disposition of action. –

(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

(i) A written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

(ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

(2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

(3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

(g) Validity of indemnification provision. — The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h) Reimbursement of director’s expenses incurred while appearing as witness. — This section does not limit the corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i) Director’s service to employee benefit plan. — For purposes of this section:

(1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director’s duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

(2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

(3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director’s duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j) Officer, employee or agent. — Unless limited by the charter:

(1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

(2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

(3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k) Insurance or similar protection. –

(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

(2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

(3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

(l) Report of indemnification to stockholders. — Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders’ meeting or prior to the meeting.

Item 31.	Business and Other Connections of Investment Adviser

Registrant’s investment adviser, GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). MCM provides investment advisory services to various unregistered separate accounts of GWL&A. The managers and officers of MCM have held, during the past two fiscal years, the following positions of a substantial nature.

Name	Position(s)

S. Mark Corbett

Executive Vice President and Chief Investment Officer, GWL&A Financial Inc., GWL&A, and First Great-West Life & Annuity Insurance Company; Executive Vice President and Chief Investment Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Chairman and President, MCM; Executive Vice President, Orchard Trust Company, LLC.

Charles P. Nelson

Executive Vice President, Retirement Services, GWL&A, and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM; Director, Maxim Series Fund, Inc.

James L. McCallen

Senior Vice President and Chief Financial Officer, GWL&A Financial Inc., GWL&A, and First Great-West Life & Annuity Insurance Company; Senior Vice President and Chief Financial Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Manager, MCM; Manager and Senior Vice President, Orchard Trust Company, LLC; Director, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC

Graham R. McDonald

Senior Vice President, Corporate Resources, GWL&A, and First Great-West Life & Annuity Insurance Company; Senior Vice President, Corporate Resources, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and Crown Life Insurance Company; Manager, MCM; Director, GWFS Equities, Inc.

Catherine S. Tocher	Senior Vice President, Investments, GWL&A; Manager and Senior Vice President, Investments, MCM.

Beverly A. Byrne	Chief Compliance Officer, Chief Legal Counsel, Financial Services, GWL&A and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC

and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel and Chief Compliance Officer, Maxim Series Fund, Inc. and MCM.

Mary C. Maiers

Vice President, Investment Operations, GWL&A and First-Great-West Life & Annuity Insurance Company; Vice President and Investments Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer, Treasurer and Investment Operations Compliance Officer, Maxim Series Fund, Inc. and MCM.

Ryan L. Logsdon	Assistant Vice President & Counsel, GWL&A; Assistant Vice President, Counsel & Secretary, Maxim Series Fund, Inc. and MCM.

Item 32.	Principal Underwriter

(a) GWFS Equities, Inc. serves as the principal underwriter for the Registrant. GWFS Equities, Inc. also serves as distributor or principal underwriter for certain variable contracts issued by GWL&A and First Great-West Life & Annuity Insurance Company (“First GWL&A”) through the following separate accounts: Maxim Series Account of GWL&A, FutureFunds Series Account of GWL&A, Variable Annuity-1 Series Account of GWL&A, COLI VUL-2 Series Account of GWL&A, COLI VUL-4 Series Account of GWL&A, Varifund Variable Annuity Account of GWL&A, Trillium Variable Annuity Account of GWL&A, Prestige Variable Life Account of GWL&A, Variable Annuity-1 Series Account of First GWL&A, Variable Annuity-2 Series Account of First GWL&A, Variable Annuity-3 Series Account of First GWL&A, COLI VUL-2 Series Account of First GWL&A and COLI VUL-4 Series Account of First GWL&A.

(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer	Director
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director
G. E. Seller	18101 Von Karman Ave. Suite 1460 Irvine, CA 92715	Director and Senior Vice President
S.A. Bendrick	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
W.S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
J. C. Luttges	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
G. R. Derback	8515 East Orchard Road Greenwood Village, CO 80111	Treasurer
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer	Chief Legal Counsel and Chief Compliance Officer

T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President and Investments Compliance Officer	Chief Financial Officer, Treasurer and Investment Operations Compliance Officer

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111; or GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 115 to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village and State of Colorado on the 23rd day of June 2011.

MAXIM SERIES FUND, INC.
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 115 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ M.T.G. Graye	Chairman, President	June 23, 2011
M.T.G. Graye	and Chief Executive Officer

/s/ C.P. Nelson	Director	June 23, 2011
C.P. Nelson

/s/ G.H. Klapper	Director	June 23, 2011
G.H. Klapper*

/s/ S.G. McConahey	Director	June 23, 2011
S.G. McConahey*

/s/ S. Zisman	Director	June 23, 2011
S. Zisman*

/s/ M.C. Maiers	Chief Financial Officer,	June 23, 2011
M.C. Maiers	Treasurer and Investment Operations Compliance Officer

*By:	/s/ B. A. Byrne	June 23, 2011
B.A. Byrne
Attorney-in-fact

Powers of Attorney for Mr. Zisman are incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed on June 25, 1997 (File No. 2-75503). Power of Attorney for Ms. Klapper is incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed on February 13, 2009 (File No. 2-75503). Power of Attorney for Mr. McConahey is incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed on March 25, 2011 (File No. 2-75503).